UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

PAYCOR HCM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40640	83-1813909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 Montgomery Road Cincinnati, Ohio		45212
(Address of principal executive offices)		(Zip Code)

(800) 381-0053

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2021, Paycor HCM, Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333-255498) with the Securities and Exchange Commission, which was subsequently amended (the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the Registration Statement final bonus amounts payable under the Company’s cash-based annual bonus plan with respect to performance during the Company’s fiscal year ended June 30, 2021 (the “FY 2021 Bonuses”) because the FY 2021 Bonuses had not yet been determined at the time the Registration Statement was filed.

On August 4, 2021, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) confirmed and approved the FY 2021 Bonuses for the Company’s named executive officers. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the FY 2021 Bonuses and revised total compensation figures for the Company’s fiscal year ended June 30, 2021.

The Nonequity Incentive Plan Compensation column of the following table sets forth the amounts of the FY 2021 Bonuses approved by the Committee for each of the named individuals set forth below:

Summary Compensation Table

Name and Principal Position	Fiscal Year Ended June 30	Salary	Bonus(1)	Stock Award(2)	Option Awards(3)	Nonequity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Raul Villar Jr.,	2021	$476,924	—	—	—	$627,000	$11,811	$1,115,735
Chief Executive Officer	2020	$478,847	$530,000	—	$7,656,875	$220,000	$322,872	$9,208,594
Adam Ante,	2021	$339,039	—	$716,550	—	$364,800	$18,686	$1,439,075
Chief Financial Officer	2020	$327,308	$15,750	—	$1,645,313	$115,500	$7,429	$2,111,300
Chuck Mueller,	2021	$367,692	$600,000	—	—	$456,000	$14,115	$1,437,807
Chief Revenue Officer	2020	$144,615	$595,840	—	$2,548,200	$72,160	$119,639	$3,294,454

(1)	The amount in this column represents (a) signing bonuses paid to Messrs. Villar Jr. and Mueller and (b) discretionary bonuses above performance to each of our Named Executive Officers.

(2)

The amount reported in the “Stock Awards” column reflects the aggregate grant date fair value based on the probable outcome of the applicable performance conditions as of the date of grant, computed in accordance with FASB ASC Topic 718, of LTIP Units granted to Mr. Ante during the 2021 Fiscal Year. The LTIP Units are participation interests in a phantom pool of Class B Units in Pride Aggregator (the “Class B Units”). For more information regarding these LTIP Units, see “Narrative Disclosure to Summary Compensation Table—Equity Incentives” below.

(3)

Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value based on the probable outcome of the applicable performance conditions as of the date of grant, computed in accordance with FASB ASC Topic 718, of Class B Units of Pride Aggregator granted to Messrs. Villar Jr., Ante and Mueller during the 2020 Fiscal Year. The grant date fair value for the Class B Units if they vested at the maximum level is as follows: for the 2021 Fiscal Year (a) for Mr. Villar Jr., $8,372,500; (b) for Mr. Ante, $1,722,708; and (c) for Mr. Mueller, $2,553,000. The Class B Units represent membership interests in Pride Aggregator that are intended to constitute profits interests for federal income tax purposes. Despite the fact that the Class B Units do not require the payment of an exercise price, they are most similar economically to stock options. Accordingly, they are classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.” Please see Note 14 “Equity Compensation Plans” in the Paycor HCM, Inc. and subsidiaries consolidated financial statements for the fiscal year ended June 30, 2020 for additional details regarding these awards.

(4)

The amounts reported in 2021 reflect bonuses paid under our 2021 cash-based annual bonus plan to our named executive officers based upon achievement of certain company and individual performance metrics. Our 2021 cash-based annual bonus plan is described more fully in “Narrative Disclosure to Summary Compensation Table—Non-Equity Incentive Compensation—Performance Based Annual Cash Incentive Awards” below. The amounts reported in 2020 reflect bonuses paid under our 2020 cash-based annual bonus plan to our named executive officers based upon achievement of certain company and individual performance metrics.

(5)

Amounts shown in this column represent the following: for the 2021 Fiscal Year (a) for Mr. Villar Jr., $1,961 for cell phone expenses, $8,850 in 401(k) employer contributions, and $1,000 in HSA employer contributions, (b) for Mr. Ante, $1,440 for cell phone expenses, $6,975 in 401(k) employer contributions, $1,000 in HSA employer contributions, and $9,271 in retention pool payments pursuant to Mr. Ante’s share of the total value of forfeited options under our previous stock option plan, and (c) for Mr. Mueller, $1,440 for cell phone expenses and $12,675 in 401(k) employer contributions; and for the 2020 Fiscal Year (a) for Mr. Villar Jr., $7,550 for travel expenses for spouse to attend annual sales trip, $2,580 for cell phone expenses, $307,107 related to one-time relocation expenses to Cincinnati, Ohio, including moving expenses, expenses relating to the sale of his former residence and rent for temporary housing, $4,750 in 401(k) employer contributions, and $885 in HSA employer contributions, (b) for Mr. Ante, $1,080 for cell phone expenses, $5,349 in 401(k) employer contributions, and $1,000 in HSA employer contributions, and (c) for Mr. Mueller, $4,706 for travel expenses for spouse to attend annual sales trip, $480 for cell phone expenses, and $114,453 related to one-time relocation expenses, including moving expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOR HCM, INC.
Date: August 6, 2021	By:	/s/ Alice Geene

	Name:	Alice Geene
	Title:	Chief Legal Officer and Secretary